Exhibit 99.1
Schlumberger Limited

Unaudited Pro Forma Historical

Consolidated Financial Information

Unaudited Pro Forma Historical Consolidated Financial Information
Schlumberger Limited (“Schlumberger” or the “Company”) currently reports its results on the basis of two business segments, Oilfield Services and WesternGeco, and by geographical areas within Oilfield Services. As a result of the recent acquisitions of Smith International, Inc. (“Smith”) and Geoservices, Schlumberger has reached a point where its coverage of the various activities comprising exploration and production services is so broad that the Company will be changing the primary way in which it allocates resources and assesses performance. Consequently, as previously announced and effective with the first quarter of 2011, Schlumberger will change its primary reporting to product group segments (the “Groups”). Schlumberger believes that this change will give investors a better perspective on the different parts of its business. The Company will also continue to report its results on a geographical basis.
The Groups are as follows:
•
Reservoir Characterization Group: This group will consist of the principal Technologies involved in the finding and defining of hydrocarbon deposits. These include WesternGeco, Wireline, Well Testing, Schlumberger Information Services, and Data & Consulting Services.

•
Drilling Group: This group will be comprised of Bits & Advanced Technologies, M-I SWACO, Geoservices, Drilling & Measurements, PathFinder, Drilling Tools & Remedial Services, Dynamic Pressure Management and IPM well construction projects.

•	Reservoir Production Group: Includes Well Services, Completions and Artificial Lift Technologies together with Subsea and Water and Carbon Services activities, and the production activities of IPM.
The Groups will collectively be referred to as “Oilfield Services.” Additionally, Schlumberger will also report the distribution business acquired in the Smith transaction, as a separate segment.
The above changes will be reflected in the consolidated financial statements and segment reporting beginning in fiscal year 2011, starting with the Form 10-Q for the three months ended March 31, 2011. To provide additional perspective on these changes, Schlumberger has prepared the accompanying unaudited pro forma historical consolidated financial information (“Pro Forma Information”) on the basis of the new reporting structure, giving effect to the acquisitions of Smith and Geoservices as if they had occurred on January 1, 2008.
The Pro Forma Information is based on the historical consolidated statements of income of Schlumberger, Smith and Geoservices. The Pro Forma Information has been adjusted to reflect pro forma events that are directly attributable to the transactions and factually supportable. As such, the Pro Forma Information does not reflect any cost savings, operating synergies or revenue enhancements that the combined companies may achieve as a result of the transactions, the costs to integrate the operations of Schlumberger, Smith and Geoservices, or the costs necessary to achieve these cost savings, operating synergies and revenue enhancements.
The Pro Forma Information has been presented for informational purposes only and is not necessarily indicative of what the combined company’s results of operations would have been had the transactions actually been completed as of January 1, 2008. In addition, the Pro Forma Information does not purport to project the future operating results of the combined companies.

2008 UNAUDITED PRO FORMA HISTORICAL CONSOLIDATED FINANCIAL INFORMATION
(Stated in millions, except per share amounts)

2008 BY BUSINESS GROUP
	Q1		Q2		Q3		Q4		Year
	Revenue	Pretax	Revenue	Pretax	Revenue	Pretax	Revenue	Pretax	Revenue	Pretax
		Income		Income		Income		Income		Income

Oilfield Services
Reservoir Characterization	$2,684	$866	$2,823	$926	$3,106	$1,086	$2,832	$819	$11,445	$3,697
Reservoir Production	2,136	412	2,299	454	2,506	491	2,571	468	9,512	1,825
Drilling	3,314	764	3,552	889	3,797	872	3,788	768	14,451	3,293
Eliminations & Other	13	(23)	6	(18)	6	(29)	23	-	48	(70)

	8,147	2,019	8,680	2,251	9,415	2,420	9,214	2,055	35,456	8,745
Distribution	568	30	616	37	761	62	794	52	2,739	181
	$8,715	2,049	$9,296	2,288	$10,176	2,482	$10,008	2,107	$38,195	8,926

Corporate (1)		(131)		(119)		(133)		(120)		(503)
Interest Income		37		22		28		25		112
Interest Expense (2)		(67)		(64)		(70)		(77)		(278)
Charges & Credits (5)		-		-		-		(145)		(145)

Income before Tax and Noncontrolling Interests		1,888		2,127		2,307		1,790		8,112
Tax Expense		(429)		(508)		(561)		(457)		(1,955)

Income from Continuing Operations		1,459		1,619		1,746		1,333		6,157
Noncontrolling Interests		(14)		(10)		(20)		(7)		(51)

Schlumberger Income from Continuing Operations		$1,445		$1,609		$1,726		$1,326		$6,106

2008 BY GEOGRAPHIC AREA
	Q1		Q2		Q3		Q4		Year
	Revenue	Pretax	Revenue	Pretax	Revenue	Pretax	Revenue	Pretax	Revenue	Pretax
		Income		Income		Income		Income		Income

Oilfield Services
North America	$2,306	$593	$2,294	$553	$2,665	$634	$2,818	$636	$10,083	$2,416
Latin America	1,197	222	1,349	271	1,446	267	1,449	239	5,441	999
Europe/CIS/W. Africa	2,709	679	2,998	808	3,271	955	2,877	629	11,855	3,071
Middle East & Asia	1,924	562	2,032	638	2,013	603	2,045	558	8,014	2,361
Eliminations & Other	11	(37)	7	(19)	20	(39)	25	(7)	63	(102)

	8,147	2,019	8,680	2,251	9,415	2,420	9,214	2,055	35,456	8,745
Distribution	568	30	616	37	761	62	794	52	2,739	181

	$8,715	2,049	$9,296	2,288	$10,176	2,482	$10,008	2,107	$38,195	8,926

Corporate (1)		(131)		(119)		(133)		(120)		(503)
Interest Income		37		22		28		25		112
Interest Expense (2)		(67)		(64)		(70)		(77)		(278)
Charges & Credits (5)		-		-		-		(145)		(145)

Income before Tax and Noncontrolling Interests		1,888		2,127		2,307		1,790		8,112
Tax Expense		(429)		(508)		(561)		(457)		(1,955)

Income from Continuing Operations		1,459		1,619		1,746		1,333		6,157
Noncontrolling Interests		(14)		(10)		(20)		(7)		(51)

Schlumberger Income from Continuing Operations		$1,445		$1,609		$1,726		$1,326		$6,106

Average Diluted Shares Outstanding (3)		1,408		1,405		1,400		1,385		1,399

Diluted Earnings per Share - excluding Charges & Credits (4)		$1.03		$1.15		$1.23		$1.04		$4.46
Diluted Earnings per Share - including Charges & Credits (4)		$1.03		$1.15		$1.23		$0.96		$4.37

Effective Tax Rate - excluding Charges & Credits		22.7%		23.9%		24.3%		25.0%		24.0%
Effective Tax Rate - including Charges & Credits		22.7%		23.9%		24.3%		25.5%		24.1%

2009 UNAUDITED PRO FORMA HISTORICAL CONSOLIDATED FINANCIAL INFORMATION
(Stated in millions, except per share amounts)

2009 BY BUSINESS GROUP
	Q1		Q2		Q3		Q4		Year
	Revenue	Pretax	Revenue	Pretax	Revenue	Pretax	Revenue	Pretax	Revenue	Pretax
		Income		Income		Income		Income		Income

Oilfield Services
Reservoir Characterization	$2,487	$644	$2,396	$633	$2,294	$565	$2,521	$701	$9,698	$2,543
Reservoir Production	2,040	262	1,775	191	1,762	195	1,852	151	7,429	799
Drilling	3,368	667	2,951	488	2,921	481	2,999	450	12,239	2,086
Eliminations & Other	9	(9)	6	(24)	16	-	15	(23)	46	(56)

	7,904	1,564	7,128	1,288	6,993	1,241	7,387	1,279	29,412	5,372
Distribution	570	16	411	(9)	379	(20)	410	(19)	1,770	(32)

	$8,474	1,580	$7,539	1,279	$7,372	1,221	$7,797	1,260	$31,182	5,340

Corporate (1)		(156)		(149)		(161)		(161)		(627)
Interest Income		14		13		13		12		52
Interest Expense (2)		(62)		(77)		(74)		(72)		(285)
Charges & Credits (5)		(33)		(251)		(13)		-		(297)

Income before Tax and Noncontrolling Interests		1,343		815		986		1,039		4,183
Tax Expense		(330)		(174)		(209)		(199)		(912)

Income from Continuing Operations		1,013		641		777		840		3,271
Noncontrolling Interests		(9)		(8)		(5)		(5)		(27)

Schlumberger Income from Continuing Operations		$1,004		$633		$772		$835		$3,244

2009 BY GEOGRAPHIC AREA
	Q1		Q2		Q3		Q4		Year
	Revenue	Pretax	Revenue	Pretax	Revenue	Pretax	Revenue	Pretax	Revenue	Pretax
		Income		Income		Income		Income		Income

Oilfield Services
North America	$2,023	$261	$1,461	$72	$1,412	$72	$1,603	$141	$6,499	$546
Latin America	1,403	283	1,323	232	1,400	245	1,479	198	5,605	958
Europe/CIS/W.Africa	2,528	543	2,500	530	2,480	525	2,482	502	9,990	2,100
Middle East & Asia	1,944	538	1,834	506	1,686	427	1,788	469	7,252	1,940
Eliminations & Other	6	(61)	10	(52)	15	(28)	35	(31)	66	(172)

	7,904	1,564	7,128	1,288	6,993	1,241	7,387	1,279	29,412	5,372
Distribution	570	16	411	(9)	379	(20)	410	(19)	1,770	(32)

	$8,474	1,580	$7,539	1,279	$7,372	1,221	$7,797	1,260	$31,182	5,340

Corporate (1)		(156)		(149)		(161)		(161)		(627)
Interest Income		14		13		13		12		52
Interest Expense (2)		(62)		(77)		(74)		(72)		(285)
Charges & Credits (5)		(33)		(251)		(13)		-		(297)

Income before Tax and Noncontrolling Interests		1,343		815		986		1,039		4,183
Tax Expense		(330)		(174)		(209)		(199)		(912)

Income from Continuing Operations		1,013		641		777		840		3,271
Noncontrolling Interests		(9)		(8)		(5)		(5)		(27)

Schlumberger Income from Continuing Operations		$1,004		$633		$772		$835		$3,244

Average Diluted Shares Outstanding (3)		1,385		1,389		1,393		1,393		1,390

Diluted Earnings per Share - excluding Charges & Credits (4)		$0.74		$0.61		$0.56		$0.60		$2.52
Diluted Earnings per Share - including Charges & Credits (4)		$0.73		$0.46		$0.56		$0.60		$2.34

Effective Tax Rate - excluding Charges & Credits		24.6%		19.6%		21.3%		19.2%		21.4%
Effective Tax Rate - including Charges & Credits		24.6%		21.3%		21.2%		19.2%		21.8%

2010 UNAUDITED PRO FORMA HISTORICAL CONSOLIDATED FINANCIAL INFORMATION
(Stated in millions, except per share amounts)

2010 BY BUSINESS GROUP
	Q1		Q2		Q3		Q4		Year
	Revenue	Pretax	Revenue	Pretax	Revenue	Pretax	Revenue	Pretax	Revenue	Pretax
		Income		Income		Income		Income		Income

Oilfield Services
Reservoir Characterization	$2,301	$561	$2,358	$553	$2,338	$525	$2,551	$677	$9,548	$2,316
Reservoir Production	1,920	164	2,136	260	2,312	384	2,720	578	9,088	1,386
Drilling	3,114	466	3,260	510	3,131	432	3,194	473	12,699	1,881
Eliminations & Other	11	15	16	5	14	(12)	26	(32)	67	(24)

	7,346	1,206	7,770	1,328	7,795	1,329	8,491	1,696	31,402	5,559
Distribution	452	5	490	14	548	20	576	21	2,066	60

	$7,798	1,211	$8,260	1,342	$8,343	1,349	$9,067	1,717	$33,468	5,619

Corporate (1)		(161)		(168)		(140)		(152)		(621)
Interest Income		13		11		10		9		43
Interest Expense (2)		(66)		(69)		(68)		(59)		(262)
Charges & Credits (5)		(75)		(15)		823		(180)		553

Income before Tax and Noncontrolling Interests		922		1,101		1,974		1,335		5,332
Tax Expense		(261)		(229)		(236)		(290)		(1,016)

Income from Continuing Operations		661		872		1,738		1,045		4,316
Noncontrolling Interests		(4)		-		-		(2)		(6)

Schlumberger Income from Continuing Operations		$657		$872		$1,738		$1,043		$4,310

2010 BY GEOGRAPHIC AREA
	Q1		Q2		Q3		Q4		Year
	Revenue	Pretax	Revenue	Pretax	Revenue	Pretax	Revenue	Pretax	Revenue	Pretax
		Income		Income		Income		Income		Income

Oilfield Services
North America	$1,854	$195	$1,971	$232	$2,091	$322	$2,584	$589	$8,500	$1,338
Latin America	1,406	218	1,499	234	1,389	194	1,381	207	5,675	853
Europe/CIS/W.Africa	2,266	368	2,404	393	2,434	409	2,461	450	9,565	1,620
Middle East & Asia	1,792	462	1,855	489	1,823	451	1,973	464	7,443	1,866
Eliminations & Other	28	(37)	41	(20)	58	(47)	92	(14)	219	(118)

	7,346	1,206	7,770	1,328	7,795	1,329	8,491	1,696	31,402	5,559
Distribution	452	5	490	14	548	20	576	21	2,066	60

	$7,798	1,211	$8,260	1,342	$8,343	1,349	$9,067	1,717	$33,468	5,619

Corporate (1)		(161)		(168)		(140)		(152)		(621)
Interest Income		13		11		10		9		43
Interest Expense (2)		(66)		(69)		(68)		(59)		(262)
Charges & Credits (5)		(75)		(15)		823		(180)		553

Income before Tax and Noncontrolling Interests		922		1,101		1,974		1,335		5,332
Tax Expense		(261)		(229)		(236)		(290)		(1,016)

Income from Continuing Operations		661		872		1,738		1,045		4,316
Noncontrolling Interests		(4)		-		-		(2)		(6)

Schlumberger Income from Continuing Operations		$657		$872		$1,738		$1,043		$4,310

Average Diluted Shares Outstanding (3)		1,390		1,383		1,375		1,376		1,381

Diluted Earnings per Share - excluding Charges & Credits (4)		$0.56		$0.64		$0.65		$0.85		$2.69
Diluted Earnings per Share - including Charges & Credits (4)		$0.47		$0.63		$1.26		$0.76		$3.12

Effective Tax Rate - excluding Charges & Credits		22.0%		21.1%		22.5%		23.1%		22.2%
Effective Tax Rate - including Charges & Credits		28.3%		20.8%		12.0%		21.7%		19.1%

Notes to the Schlumberger Limited Unaudited Pro Forma Historical
Consolidated Financial Information
(1)	Includes depreciation and amortization expense associated with fair value adjustments to Smith’s acquired assets of approximately $50 million per quarter.
(2)	Reflects a reduction in interest expense of approximately $15 million per quarter as a result of fair value adjustments recorded in purchase accounting relating to Smith’s long-term fixed rate debt.
(3)	Diluted shares outstanding was calculated by taking the Schlumberger historical diluted shares outstanding and adding the approximately 176 million shares of Schlumberger common stock issued in connection with the Smith transaction.
(4)	The calculation of diluted earnings per share reflects the adding back of interest expense associated with Schlumberger’s outstanding convertible debentures to net income, as appropriate, for each period presented.
(5)	The following is a summary of Charges & Credits recorded in each period as well as a reconciliation of pro forma diluted earnings per share, excluding charges and credits to pro forma diluted earnings per share including charges and credits:
2008 Charges & Credits and Reconciliation of Pro Forma Diluted EPS
(Stated in millions, except per share amounts)

	Fourth Quarter 2008
	Pretax	Tax	Noncont. Interest	Net	Diluted EPS (*)

Income attributable to Schlumberger	$1,790	$457	$7	$1,326	$0.96
Add back Schlumberger Charges & Credits:
Workforce reductions	74	9	-	65	0.05
Provision for doubtful accounts	32	8	-	24	0.02
Other	10	-	-	10	0.01
Add back Smith Charges & Credits:
Derivative contract related loss	29	10	-	19	0.01

Income attributable to Schlumberger, excluding Charges & Credits	$1,935	$484	$7	$1,444	$1.04

	Twelve Months 2008
	Pretax	Tax	Noncont. Interest	Net	Diluted EPS (*)

Income attributable to Schlumberger	$8,112	$1,955	$51	$6,106	$4.37
Add back Schlumberger Charges & Credits:
Workforce reductions	74	9	-	65	0.05
Provision for doubtful accounts	32	8	-	24	0.02
Other	10	-	-	10	0.01
Add back Smith Charges & Credits:
Derivative contract related loss	29	10	-	19	0.01

Income attributable to Schlumberger, excluding Charges & Credits	$8,257	$1,982	$51	$6,224	$4.46

2009 Charges & Credits and Reconciliation of Pro Forma Diluted EPS
(Stated in millions, except per share amounts)

	First Quarter 2009
	Pretax	Tax	Noncont. Interest	Net	Diluted EPS (*)

Income attributable to Schlumberger	$1,343	$330	$9	$1,004	$0.73
Add back Smith Charges & Credits:
Workforce reductions	33	9	-	24	0.02

Income attributable to Schlumberger, excluding Charges & Credits	$1,376	$339	$9	$1,028	$0.74

	Second Quarter 2009
	Pretax	Tax	Noncont. Interest	Net	Diluted EPS (*)

Income attributable to Schlumberger	$815	$174	$8	$633	$0.46
Add back Schlumberger Charges & Credits:
Workforce reductions	102	17	-	85	0.06
Postretirement benefits curtailment	136	14	-	122	0.09
Add back Smith Charges & Credits:
Workforce reductions	13	4	-	9	0.01

Income attributable to Schlumberger, excluding Charges & Credits	$1,066	$209	$8	$849	$0.61

	Third Quarter 2009
	Pretax	Tax	Noncont. Interest	Net	Diluted EPS (*)

Income attributable to Schlumberger	$986	$209	$5	$772	$0.56
Add back Smith Charges & Credits:
Workforce reductions	13	4	-	9	0.01

Income attributable to Schlumberger, excluding Charges & Credits	$999	$213	$5	$781	$0.56

	Twelve Months 2009
	Pretax	Tax	Noncont. Interest	Net	Diluted EPS (*)

Income attributable to Schlumberger	$4,183	$912	$27	$3,244	$2.34
Add back Schlumberger Charges & Credits:
Workforce reductions	102	17	-	85	0.06
Postretirement benefits curtailment	136	14	-	122	0.09
Add back Smith Charges & Credits:
Workforce reductions	59	17	-	42	0.03

Income attributable to Schlumberger, excluding Charges & Credits	$4,480	$960	$27	$3,493	$2.52

2010 Charges & Credits and Reconciliation of Pro Forma Diluted EPS
(Stated in millions, except per share amounts)

	First Quarter 2010
	Pretax	Tax	Noncont. Interest	Net	Diluted EPS (*)

Income attributable to Schlumberger	$922	$261	$4	$657	$0.47
Add back Schlumberger Charges & Credits:
Medicare Part D subsidy, elimination of tax deduction	-	(40)	-	40	0.03
Merger-related transaction costs	35	-	-	35	0.03
Add back Smith Charges & Credits:
Venezuela currency devaluation	23	(3)	-	26	0.02
Merger-related transaction costs	17	1	-	16	0.01

Income attributable to Schlumberger, excluding Charges & Credits	$997	$219	$4	$774	$0.56

	Second Quarter 2010
	Pretax	Tax	Noncont. Interest	Net	Diluted EPS (*)

Income attributable to Schlumberger	$1,101	$229	$-	$872	$0.63
Add back Smith Charges & Credits:
Venezuela currency devaluation	12	3	-	9	0.01
Merger-related transaction costs	24	6	-	18	0.01
Gain on investment in @balance	(21)	(3)	-	(18)	(0.01)

Income attributable to Schlumberger, excluding Charges & Credits	$1,116	$235	$-	$881	$0.64

	Third Quarter 2010
	Pretax	Tax	Noncont. Interest	Net	Diluted EPS (*)

Income attributable to Schlumberger	$1,974	$236	$-	$1,738	$1.26
Add back Schlumberger Charges & Credits:
Severance and other	90	13	-	77	0.06
Impairment relating to WesternGeco’s first generation Q-Land acquisition system	78	7	-	71	0.05
Other WesternGeco-related charges	63	-	-	63	0.05
Professional fees and other	56	1	-	55	0.04
Merger-related employee benefits	41	6	-	35	0.03
Mexico restructuring	40	4	-	36	0.03
Inventory fair value adjustments	38	14	-	24	0.02
Repurchase of bonds	28	10	-	18	0.01
Gain on investment in M-I SWACO	(1,270)	(32)	-	(1,238)	(0.90)
Add back Smith Charges & Credits:
Merger-related transaction costs	13	-	-	13	0.01

Income attributable to Schlumberger, excluding Charges & Credits	$1,151	$259	$-	$892	$0.65

2010 Charges & Credits and Reconciliation of Pro Forma Diluted EPS (cont.)
(Stated in millions, except per share amounts)

	Fourth Quarter 2010
	Pretax	Tax	Noncont. Interest	Net	Diluted EPS (*)

Income attributable to Schlumberger	$1,335	$290	$2	$1,043	$0.76
Add back Schlumberger Charges & Credits:
Inventory fair value adjustments	115	42	-	73	0.05
Merger-related employee benefits	16	4	-	12	0.01
Merger-related employee benefits	17	1	-	16	0.01
Reurchase of bonds	32	12	-	20	0.01

Income attributable to Schlumberger, excluding Charges & Credits	$1,515	$349	$2	$1,164	$0.85

	Twelve Months 2010
	Pretax	Tax	Noncont. Interest	Net	Diluted EPS (*)

Income attributable to Schlumberger	$5,332	$1,016	$6	$4,310	$3.12
Add back Schlumberger Charges & Credits:
Medicare Part D subsidy, elimination of tax deduction	-	(40)	-	40	0.03
Severance and other	90	13	-	77	0.06
Impairment relating to WesternGeco’s first generation Q-Land acquisition system	78	7	-	71	0.06
Other WesternGeco-related charges	63	-	-	63	0.05
Professional fees and other	107	1	-	106	0.08
Merger-related employee benefits	58	10	-	48	0.04
Mexico restructuring	40	4	-	36	0.03
Inventory fair value adjustments	153	56	-	97	0.07
Repurchase of bonds	60	23	-	37	0.01
Gain on investment in M-I SWACO	(1,270)	(32)	-	(1,238)	(0.90)
Add back Smith Charges & Credits:
Venezuela currency devaluation	35	-	-	35	0.03
Merger-related transaction costs	54	7	-	47	0.03
Gain on investment in @balance	(21)	(3)	-	(18)	(0.01)

Income attributable to Schlumberger, excluding Charges & Credits	$4,779	$1,062	$6	$3,711	$2.69

     (*) May not add due to rounding
Diluted earnings per share excluding Charges & Credits and effective tax rate excluding Charges & Credits are non-GAAP financial measures. Schlumberger management believes that the exclusion of Charges & Credits from the foregoing financial measures enables it to evaluate more effectively, Schlumberger’s operations period over period and to identify operating trends that could otherwise be masked by the excluded items. The foregoing non-GAAP financial measures should be considered in addition to, not as a substitute for, or superior to other measures of financial performance prepared in accordance with GAAP.